SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. [ ])

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ELECTRIC AQUAGENICS UNLIMITED, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

ELECTRIC AQUAGENICS UNLIMITED, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 15, 2006

To the Stockholders of

ELECTRIC AQUAGENICS UNLIMITED, INC.:

A Special Meeting of Stockholders of Electric Aquagenics Unlimited, Inc. (the “Company”) will be held at the Company’s headquarters at 1464 West 40 South, Suite 200, Lindon, Utah 84042, on Wednesday, March 15, 2006, at 10:00 a.m., Mountain Standard Time. The purpose of the Special Meeting is to consider and vote upon the following matters:

1.

To change the domicile of the Company from Delaware to Nevada;

2.

To change the name of the Company to EAU Technologies, Inc.;

3.

To revise the Articles of Incorporation and Bylaws of the Company to provide for a variable number of members of the Board of Directors as fixed from time to time by the Board of Directors; to eliminate super-majority voting requirements to change the size of the Board of Directors or to amend the Articles of Incorporation or Bylaws of the Company; and to make other non-substantive changes that are incident to the change of the Company’s domicile from Delaware to Nevada.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on February 9, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting of Stockholders or any adjournment or postponement thereof.

By Order of the Board of Directors

Lindon, Utah	Gaylord M. Karren
February 10, 2006	Chief Executive Officer and Chairman of the Board

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE SPECIAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

ELECTRIC AQUAGENICS UNLIMITED, INC.

1464 West 40 South, Suite 200

Lindon, Utah 84042

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

March 15, 2006

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders of Electric Aquagenics Unlimited, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s Common Stock (the “Common Stock”), for use at a Special Meeting of Stockholders of the Company to be held at 10:00 a.m., Mountain Standard Time, on Wednesday, March 15, 2006, and at any adjournment or postponement thereof (the “Special Meeting”). This Proxy Statement, the Notice of Special Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about February 13, 2006.

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefore, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

Record Date

The Board of Directors has fixed the close of business on February 9, 2006 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 9,383,944 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting.

Proxies

Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the proposal to change the domicile of the Company from Delaware to Nevada; FOR the proposal to change the name of the Company to EAU Technologies, Inc.; FOR the proposal to revise the Articles of Incorporation and Bylaws of the Company to provide for a variable number of members of the Board of Directors as fixed from time to time by the Board of Directors, to eliminate certain super-majority voting requirements contained in the existing Articles of Incorporation, and to make other non-substantive changes that are incident to the change of the Company’s domicile from Delaware to Nevada; and as recommended by the Board of Directors, in its discretion, with regard to all other matters which may properly come before the Special Meeting. The Company does not currently know of any such other matters.

A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Special Meeting by executing and returning a proxy bearing a later date, by filing with the secretary of the

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Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Special Meeting.

Vote Required

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Special Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or the absence of a quorum. Under the General Corporation Law of the State of Delaware, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal, unless the Articles of Incorporation or Bylaws require otherwise.

With respect to Proposal No. 1 to change the Domicile of the Company from Delaware to Nevada, management of the Company is of the opinion that, in accordance with Delaware law, the proposal will be considered approved by the stockholders in accordance with Delaware Law and the Company’s Articles of Incorporation and Bylaws if the votes cast in favor of the proposal exceed the votes cast opposing such matter. With respect to Proposals no. 2 and 3, the Company’s existing Articles of Incorporation provide that an increase in the number of directors of the Company, an amendment of the Company’s Articles of incorporation, and an amendment of the Company’s Bylaws each require a vote of two thirds (66-2/3%) of the issued shares of the Company.

PROPOSAL NO. 1:  CHANGING CORPORATE DOMICILE FROM DELAWARE TO NEVADA

At the Special Meeting, the stockholders of the Company will be asked to approve a proposal to change the domicile of the Company from Delaware to Nevada. Management of the Company has recommended the change in domicile as a cost saving measure. Delaware imposes a franchise tax upon corporations incorporated in that state that is measured by the size of the corporation’s capital base. Last year, the Company paid a franchise tax to the State of Delaware in the amount of approximately $10,000, and management estimates that the amount of franchise taxes will escalate significantly in the coming years as the Company continues to grow and expand. The Company’s Board of Directors has determined that the benefits of remaining a Delaware corporation do not outweigh the escalating costs associated with being incorporated in the State of Delaware.

In contrast, the State of Nevada does not impose a franchise tax on corporations organized in that state. The Board of Directors has determined that the corporation laws of the State of Nevada would offer substantially the same protections and benefits to the Company as the corporation laws of the State of Delaware. Consequently, the Board of Directors has determined that the Company should change its domicile from the State of Delaware to the State of Nevada, and the board unanimously recommends that stockholders vote FOR the proposal to change the Company’s domicile from Delaware to Nevada.

PROPOSAL NO. 2:  PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO
EAU TECHNOLOGIES, INC.

From its inception, the Company has been informally referred to by customers, employees, and others with whom it has dealings, as “EAU,” which is simply the initial letters of the Company’s official name “Electric Aquagenics Unlimited, Inc.” Indeed, the name Electric Aquagenics Unlimited, Inc. was selected, in part, so that the Company’s acronym would be EAU, which is the French word for “water.”

During the last few years, the Company has built significant brand acceptance for the name EAU, to the point that the name Electric Aquagenics Unlimited, Inc. is rarely used. When the full name Electric Aquagenics Unlimited, Inc. is used, it tends to diminish the brand acceptance the Company is trying to create with the name EAU, and it tends to confuse people who do not understand that Electric Aquagenics Unlimited, Inc. refers to the same company as EAU, and people who do not understand what Electric Aquagenics refers to or describes.

Additionally, the Company has begun to outgrow the name Electric Aquagenics Unlimited, Inc. For example, the Company has made significant moves into consumer products for which the name “Electric Aquagenics” is confusing and inapplicable.

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The Board of Directors believes that the Company can strengthen its brand acceptance by sticking with the name “EAU,” with respect to its products, services and corporate name. The Board of Directors also believes that adding the work “Technologies” to the name accurately describes the Company’s extensive commitment to research and development. The board therefore unanimously recommends that stockholders of the Company vote FOR the proposal to change the name of the Company to EAU Technologies, Inc.

PROPOSAL NO. 3:  REVISION OF THE COMPANY’S ARTICLES OF INCORPORATION
AND BYLAWS TO PROVIDE FOR A VARIABLE NUMBER OF DIRECTORS, TO ELIMINATE
SUPER-MAJORITY VOTING REQUIREMENTS, AND TO MAKE OTHER NON-SUBSTANTIVE CHANGES THAT ARE INCIDENT TO THE CHANGE FO THE COMPANY’S DOMICILE FROM DELAWARE TO NEVADA

The Company’s existing Articles of Incorporation and Bylaws provide for only a five member Board of Directors. As the Company grows and diversifies, the Company will benefit by being able to add board members who can contribute expertise or contacts in areas that are critical to both the short term and long term success of the Company. Although the Articles of Incorporation and Bylaws permit the board to be expanded to up to nine members, to do so requires a super-majority vote of two-thirds of the issued shares of the Company; something that is very difficult in a corporation whose stock is beneficially held by a thousand or more individuals, and something that will become much more difficult as the Company and its stockholder base grows.

The Company’s existing Articles of Incorporation and Bylaws also provide that they cannot be amended without an affirmative vote of two-thirds of the issued shares.

The relatively small size of the Board of Directors, and the requirement that two-thirds of the stockholders approve any increase in the size of the board or any amendment of the Articles of Incorporation or Bylaws, are requirements that made a great deal of sense when the Company was a closely held corporation and a minority stockholder may have needed such protections in order to protect his interests against the whims of the majority stockholders. However, these provisions make very little sense now that the Company’s stock is publicly and widely held. Additionally, these provisions severely limit the Company’s ability to attract and recruit qualified board members and to react quickly to certain situations that may make an amendment to the Company’s Articles of Incorporation or Bylaws necessary or advisable.

In addition to the above changes, the Board of Directors recommends that a minimal amount of non-substantive changes be made to the Company’s Articles of Incorporation and Bylaws incident to the change of the Company’s domicile from Delaware to Nevada, in order to comply with Nevada laws and customs. These non-substantive changes include items such as changing the Company’s registered office from Delaware to Nevada, deleting references to the Delaware General Corporation Law, updating the names and addresses of the current members of the Board of Directors, and deleting the names and addresses of the Company’s officers from the Articles of Incorporation.

For the foregoing reasons, the Board of Directors unanimously recommends that stockholders vote FOR the proposal to revise the Company’s Articles of Incorporation and Bylaws to provide for a variable number of members of the Board of Directors, to eliminate super-majority voting requirements to change the size of the Board of Directors or to amend the Articles of Incorporation or Bylaws of the Company, and to make other non-substantive changes that are incident to the change of the Company’s domicile from Delaware to Nevada.

A copy of the Company’s revised Articles of Incorporation is attached as Appendix A to this Proxy Statement and a copy of the Company’s revised Bylaws is attached as Appendix B to this Proxy Statement.

OTHER BUSINESS

The Board of Directors does not know of any matter to be presented at the Special Meeting that is not listed in the Notice of Special Meeting and discussed above. If any other matter should properly come before the Special Meeting, however, the proxy holders will vote in accordance with their best judgment.

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ADDITIONAL INFORMATION

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, and a copy of the Company’s Quarterly Reports on Forms 10-QSB for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 will be furnished without charge upon receipt of a written request. The exhibits to those Reports will also be provided upon request and payment of copying charges. Requests should be directed to the Corporate Secretary, Electric Aquagenics Unlimited, Inc., 1464 West 40 South, Suite 200, Lindon, Utah 84042. The Annual and Quarterly Reports on Forms 10-KSB and 10-QSB, respectively, with exhibits, are also available on the Company’s website, www.eau-x.com, at the SEC’s website, www.sec.gov, or at the SEC’s Public Reference Room at Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549. You may call 1-800-SEC-0330 for more information on the SEC’s Public Reference Room.

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Appendix A

to

Proxy Statement

ARTICLES OF INCORPORATION

OF

EAU TECHNOLOGIES, INC.

The undersigned, a natural person eighteen years or more of age, acting as incorporator of a corporation (the “Corporation”) under the Nevada Revised Statutes, adopts the following Articles of Incorporation for the Corporation:

ARTICLE I
NAME OF CORPORATION

The name of the Corporation is EAU Technologies, Inc.

ARTICLE II
PURPOSES

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Nevada Revised Statutes of the State of Nevada, including, but not limited to the following:

(a)

The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this Corporation is organized;

(b)

The Corporation shall have power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law;

(c)

The Corporation shall have power to sue and be sued in any court of law or equity;

(d)

The Corporation shall have power to make contracts;

(e)

The Corporation shall have power to hold, purchase and convey real and personal property and to mortgage or lease any such real and personal property;

(f)

The corporation shall have power to appoint such officers and agents as the affairs of the Corporation shall require and allow them suitable compensation;

(g)

The Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of shareholders;

(h)

The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved;

(i)

The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document;

(j)

The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object;

(k)

The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any;

(l)

The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefor its capital, capital surplus, surplus or other property or fund;

(m)

The Corporation shall have to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Nevada and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country;

(n)

The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its articles of incorporation, or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in the Articles of Incorporation of the Corporation, or any amendment thereof;

(o)

The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes;

(p)

The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.

In pursuit of this purpose, the Corporation will have all the powers granted to it by law.

ARTICLE III
SHARES

The aggregate number of shares which the Corporation shall have authority to issue is 50,000,000 shares of common stock, par value $0.0001 per share. All voting rights of the Corporation shall be exercised by the holders of the common stock in the manner prescribed by law, with each share of voting common stock being entitled to one (1) vote. All shares of common stock shall be of the same series and shall have equal rights. Fully paid stock shall not be liable to any call and is non-assessable.

ARTICLE IV
REGISTERED OFFICE AND AGENT

The name and address of the initial Registered Agent in the State of Nevada is:

CSC Services of Nevada, Inc.

502 East John Street

Carson City, Nevada 89706

ARTICLE V
INCORPORATOR

The name and address of the incorporator is:

Name	Address

Randy K. Johnson	60 E. South Temple, Suite 1800 Salt Lake City, Utah 84111

ARTICLE VI
DIRECTORS

The number of Directors of the Corporation shall be fixed by the Board of Directors, but in no event shall be less than one (1). The names and addresses of the persons who are to serve as the initial directors are:

Name	Address

Gaylord M. Karren	1464 West 40 South, Suite 200 Lindon, Utah 84042
John M. Hopkins	1464 West 40 South, Suite 200 Lindon, Utah 84042
William J. Warwick, Jr.	1464 West 40 South, Suite 200 Lindon, Utah 84042
Jay S. Potter	10509 Vista Sorrento Pkwy., St. 300 San Diego, California 92121
Don Segal	26 Via Calandria San Clemente, California 92672

ARTICLE VII
LIABILITY OF DIRECTORS

To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, no director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable sections of the Nevada Revised Statutes, (iv) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes or, (v) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect or diminish any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

The undersigned hereby accepts appointment as Registered Agent for this Corporation.

CSC Services of Nevada, Inc.

By:
Its:

The undersigned incorporator executed these Articles of Incorporation, certifying that the facts herein stated are true this _____ day of _____________, 2006.

Randy K. Johnson

Appendix B

to

Proxy Statement

BYLAWS

OF

ELECTRIC AQUAGENICS UNLIMITED, INC.

ARTICLE I
OFFICES

Section 1. Principal Office. The principal office of the corporation shall initially be located in Salt Lake City, Utah. The corporation may from time to time change the location of its principal office, within or without the State of Utah. The corporation may have such other offices, either within or without the State of Utah, as the business of the corporation may require from time to time.

Section 2. Registered Office. The office of the registered agent of the corporation as required by the Nevada Revised Statutes (the Act) to be maintained in the State of Nevada is CSC Services of Nevada, Inc., 502 East John Street, Carson City, Nevada 89706, and the address of the registered office may be changed from time to time by the board of directors.

ARTICLE II
SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the second Tuesday in the month of May in each year, at the hour of 10:00 a.m., or at such other time on such other day within such month as shall be fixed by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein or any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as is convenient.

Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes described in the meeting notice, unless otherwise prescribed by statute, may be called by the president, the chairman of the board of directors or by the board of directors, and shall be called by the president at the request of the holders of outstanding shares of the corporation representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the special meeting, if such shareholders sign, date, and deliver to the corporations secretary one or more written demands for the meeting, stating the purpose or purposes for which it is to be held.

Section 3. Place of Meeting. The board of directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If the special meeting is called by the president or the chairman of the board of directors, the officer calling the special meeting may designate any place, either within or without the State of Nevada, as the place for that special meeting. If a special meeting is called by the president at the request of shareholders, the board of directors, or, if the board of directors fails to act, the president, may designate a place, either within or without the State of Nevada, as the place of meeting for any special meeting. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

Section 4. Notice of Meeting.

(a) Required Notice. Written notice stating the place, day and time of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten (10) or more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

(b) Adjourned Meetings. If an annual or special meeting is adjourned to a different date, time or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting prior to adjournment. If a new record date is or must be fixed, new notice of the adjourned meeting must be given to all shareholders of record who are entitled to vote at the meeting.

(c) Waiver of Notice. The shareholder may waive notice of the meeting (or any notice required by the Act, Articles of Incorporation, or bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

A shareholder’s attendance at a meeting:

(1)

waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and

(2)

waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

(d) Contents of Notice. The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this Article II, Section 4(d), the corporations Articles of Incorporation, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporations property outside the ordinary course of business; (4) if all or substantially all of the corporations assets consists of its interest in an entity it controls, the sale, lease, exchange or other disposition of all or substantially all of the property owned by that entity, outside the ordinary course of business; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) articles of amendment; (2) plan of merger or share exchange; and (3) transaction for disposition of the corporations property.

Section 5. Fixing of Record Date.

(a) By Board of Directors. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the day on which the meeting is held or on which the action is taken.

(b) By Operation of Bylaw. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

(1)

With respect to an annual shareholder meeting or any special shareholder meeting called by the board or any person specifically authorized by the board or these bylaws to call a meeting, the day before the first notice is delivered to shareholders;

(2)

With respect to a special shareholders meeting demanded by the shareholders, the president shall fix in advance a date as the record date, which record date shall not be more than 70 days prior to the date on which the meeting is held;

(3)

With respect to the payment of a share dividend, the date the board authorizes the share dividend;

(4)

With respect to actions taken in writing without a meeting, the date the first shareholder signs a consent;

(5)

And with respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the board authorizes the distribution.

(c) Record Date Following Adjournment. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Section 6. Shareholder Lists. After a record date for a shareholders meeting has been fixed, the officer or agent having charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to be given notice of that meeting, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group and within each voting group by class or series of shares. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any meeting adjournments. The list shall be available at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and to copy the list at his or her expense during regular business hours and during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

Section 7. Shareholder Quorum and Voting Requirements.

(a) Quorum Requirements. Unless the Articles of Incorporation or the Act provide otherwise, a majority of the votes entitled to be case on the matter constitutes a quorum for action on that matter.

(b) Share Presence. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(c) Voting Requirements. If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Act require a greater number of affirmative votes.

Section 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for that shareholder by signing an appointment form either personally or by its duly authorized attorney-in-fact. The shareholder may appoint a proxy by transmitting or authorizing the transmission of telegram, teletype, or other electronic transmission, provided that the transmitted appointment shall set forth or be transmitted with evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 9. Voting of Shares.

(a) One Share One Vote. Unless otherwise provided in the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

(b) Voting of Redeemable Shares. Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

Section 10. Corporation’s Acceptance of Votes.

(a) Shareholders Name Signed. If the name signed on a vote, consent, waiver, proxy appointment or proxy revocation corresponds to the name of a shareholder, the corporation if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy revocation and give it effect as the act of the shareholders.

(b) Other Than Shareholder’s Name Signed. If the name signed on a vote, consent, waiver, proxy appointment or proxy revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy revocation and give it effect as the act of the shareholder if:

(1)

the shareholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

(2)

the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy revocation;

(3)

the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, wavier proxy appointment or proxy revocation;

(4)

the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy revocation; or

(5)

two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(c) Rejection. The corporation is entitled to reject a vote, consent, waiver proxy appointment or proxy revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

(d) No Liability for Accepting or Rejecting. The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy revocation in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(e) Action Presumed Valid. Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment or proxy revocation under this section is valid unless a court of competent jurisdiction determines otherwise.

Section 11. Informal Action by Shareholders.

(a) Written Consents. Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to take the action at a meeting at which all shares entitled to vote thereon were present and voted, and delivered to the corporation for inclusion in the minute book.

(b) Notice When Not Unanimous. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by the approval to:

(1)

those shareholders entitled to vote who have not consented in writing; and

(2)

those shareholders not entitled to vote and to whom the Act requires that notice of the proposed action be given.

(c) Contents of Notice. The notice must contain or be accompanied by the same material that would have been required to be sent in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

(d) Revocation of Consent. Any shareholder giving a written consent, or the shareholder’s proxy holder, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holder, may revoke the consent by a signed writing describing the action and stating that the shareholder’s prior consent is revoked, if the writing is received by the corporation prior to the date of the action.

(e) Time Limitation. An action taken pursuant to this Section is not effective unless all written consents on which the corporation relies are received within a sixty (60) day period and not revoked.

(f) Effective Date of Action by Consent. An action taken pursuant to this Section is effective as of the date the last written consent necessary to effect the action is received by the corporation unless all of the consents necessary to effect the action specify a later date as the effective date and that date is not more than 70 days after the date the first shareholder signed the written consent.

Section 12. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Section 13. Shareholder’s Rights to Inspect Corporate Records.

(a) Minutes and Accounting Records. The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notices of meetings of shareholders, meetings of the board of directors, or any meetings of committees of the board of directors. The corporation shall maintain appropriate accounting records.

(b) Absolute Inspection Rights of Records Required at Principal Office. If a shareholder gives the corporation written notice of the shareholders demand at least five business days before the date on which the shareholder wishes to inspect and copy, a shareholder (or the shareholder’s agent or attorney) has the right to inspect or copy, during regular business hours any of the following records, all of which the corporation is required to keep at its principal office:

(1)

its Articles of Incorporation and any amendments in effect;

(2)

its bylaws and all amendments to the bylaws currently in effect;

(3)

all financial statements prepared for the periods ending during the last three years that show in reasonable detail the corporations assets and liabilities and the results of its operations;

(4)

the minutes of all shareholders meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(5)

all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;

(6)

a list of the names and business addresses of its current directors and officers; and

(7)

its most recent annual report delivered to the Department of Commerce, Division of Corporations and Commercial Code or similar State agency.

(c) Conditional Inspection Right. In addition, if a shareholder gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which the shareholder wishes to inspect a copy, the shareholder describes with reasonable particularity the shareholder’s purpose or purposes and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purposes, a shareholder of the corporation (or the shareholder’s agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

(1)

excerpts from minutes of any meeting, records of any action taken by the board of directors, or of a committee of the board of directors while acting on behalf of the corporation in place of the board of directors, minutes of any meeting of the shareholders, and records of action taken by the shareholders without a meeting, and waivers of notices of any meeting of the shareholders, or any meeting of the board of directors, or of any meeting of a committee of the board of directors;

(2)

accounting records of the corporation; and

(3)

the record of shareholders (compiled no earlier than the date of the shareholder’s demand.)

(d) Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

(e) Shareholder Includes Beneficial Owner. For purposes of this Section 13, the term shareholder shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

Section 14. Financial Statements. Upon the written request of any shareholder, the corporation shall mail to him or her, its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations.

ARTICLE III
BOARD OF DIRECTORS

Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the board of directors.

Section 2. Number, Tenure and Qualifications. The number of Directors of the Corporation shall be fixed by the Board of Directors, but in no event shall be less than one (1). Each Director shall hold office until the next annual meeting of shareholder and until his successor shall have been elected and qualified.

Section 3. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, for the holding of additional regular meetings without other notice than such resolution. Such meetings may be held by telephone or by any other means of communication by which all directors participating may hear each other during the meeting.

Section 4. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or the chairman of the board of directors or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them. Such meetings may also be held by telephone or by any other means of communication by which all directors participating may hear each other during the meeting.

Section 5. Notice.

(a) General Provisions. Regular meetings of the board of directors may be held without notice of the date, place, time and purpose of the meeting. Notice of any special meeting, however, shall be given at least two days previously thereto by written notice delivered personally or mailed to each director at his business address, or by telegram or telephonic facsimile. If mailed, such notice shall be deemed to be effective at the earlier of, (1) when received; (2) five days after deposited in the United States mail, addressed to the directors business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. If notice is given by telegram such notice shall be deemed to be effective when the telegram is delivered to the telegraph company. If notice is given by telephonic facsimile, such notice shall be deemed to be effective when the transmission is confirmed by or on behalf of the director. If notice is given by private courier, such notice shall be deemed to be effective when acknowledgment of delivery is signed by or on behalf of the director.

(b) Waiver. Any director may waive notice of any meeting. Except as provided in this section 5(b), the waiver must be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting, or promptly upon the directors arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.

(c) Content. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 6. Quorum. A majority of the number of directors fixed pursuant to Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. 11

Section 7. Manner of Acting.

(a) Voting Requirements. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the Articles of Incorporation, these bylaws, or the Act require a greater percentage.

(b) Appropriate Means of Communication. Unless the Articles of Incorporation provides otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

(c) Effect of Presence at Meeting. A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. This right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 8. Director Action Without a Meeting. Unless the Articles of Incorporation, these bylaws, or the Act provide otherwise, any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all directors consent to the action in writing. Action taken by consents is effective when the last director signs a writing describing the action taken, unless, prior to that time, any director has revoked a consent by a writing signed by the director and received by the secretary or other person authorized by the board of directors to receive a revocation, or unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

Section 9. Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the Articles of Incorporation provides that directors may only be removed with cause. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

Section 10. Vacancies.

(a) Who May Fill Vacancy. Unless the Articles of Incorporation provides otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors:

(1)

the shareholders may fill the vacancy;

(2)

the board of directors may fill the vacancy; or

(3)

if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

(b) Filling Future Vacancies. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

(c) Term of New Director. The term of a director elected to fill a vacancy expires at the next shareholders meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

Section 11. Compensation. By resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 12. Director Committees.

(a) Creation of Committees. The board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the board of directors.

(b) Selection of Members. The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the Articles of Incorporation or bylaws to take such action.

(c) Required Procedures. Provisions of this Article III, which govern meetings, action without meetings, notice and waiver, of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

(d) Authority. Each Committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee.

ARTICLE IV
OFFICERS

Section 1. Number. The officers of the corporation shall be a president and a secretary, each of whom shall be elected by the board of directors. Such other officers and assistant officers, including a chairman of the board, treasurer and any vice presidents, as may be deemed necessary may be elected or appointed by the board of directors. Any two or more offices may be held simultaneously by the same person.

Section 2. Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors for a term as determined by the board of directors. The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term. If no term is specified, they shall hold office until they resign, die, or until they are removed in the manner provided hereafter.

Section 3. Removal. Any officer or agent may be removed by the board of directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

Section 4. Resignation. An officer may resign at any time by giving written notice of the resignation to the corporation. The resignation is effective when the notice is received by the corporation, unless a later effective date is specified. If the resignation is effective at a later date, the board of directors may remove the officer at any time before the effective date and fill the resulting vacancy, or the board may allow the officer to remain in office until the effective date and fill the pending vacancy before the effective date if the board provides that the successor does not take office until the effective date.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

Section 6. Chief Executive Officer. The board of directors may designate one of the officers as chief executive officer. He shall have, subject to the supervision and direction of the board of directors, general supervision of the business, property, and affairs of the corporation and the powers vested in him by the board of directors, by law or by these bylaws or which usually attach or pertain to such office.

Section 7. Chairman of the Board. If appointed, the chairman of the board shall have the powers and duties vested in him by the board of directors, by law or by these Bylaws. He shall preside at meetings of the board of directors.

Section 8. The President. The president shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders. He may sign, with the secretary or any other proper officer of the corporation authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

Section 9. The Vice-President. If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated at the time of their appointment, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors.

Section 10. The Secretary. The secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal-is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder; (f) sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the President or by the board of directors; provided that the Secretary may delegate the responsibilities set forth in clauses (e) and (g) above to the duly appointed stock transfer agent of the corporation.

Section 11. The Treasurer. If appointed, the treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article V; (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the board of directors; and (d) if there is no vice-president, then the Treasurer shall perform such duties of the president. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

Section 12. Salaries. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V
CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. The board of directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

ARTICLE VI
INDEMNIFICATION

Section 1. Indemnification of Directors.

(a) Mandatory Indemnification. Unless limited by the Articles of Incorporation, the corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he or she was a party because he or she is or was a director of the corporation, against reasonable expenses, including attorneys’ fees, incurred by him or her in connection with the proceeding or claim with respect to which he or she has been successful.

(b) Other Authority to Indemnify. If not covered by subsection (a), and unless otherwise provided in the Articles of Incorporation, the corporation shall indemnify any individual made a party to a proceeding because he or she is or was a director of the corporation, against liability incurred in the proceeding, but only if a determination has been made that the director met the standards of conduct in paragraph (1) below.

(1)

Standard of Conduct. The individual shall demonstrate that:

(i)

he conducted himself in good faith; and

(ii)

he reasonably believed that his conduct was in, or not opposed to, the corporations best interests; and

(iii)

in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

(2)

No Indemnification Permitted in Certain Circumstances. The corporation shall not indemnify a director under this Section l(b)of Article VI:

(i)

in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(ii)

in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

(3)

Indemnification in Derivative Actions Limited. Indemnification permitted under this Section 1(b) of Article VI in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 2. Advance Expenses for Directors. If a determination is made that the director has met the following requirements; and if an authorization of payment is made, then, unless otherwise provided in the Articles of Incorporation, the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

(a) the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in Section 1(b) of this Article VI;

(b) the director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct (which undertaking must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment); and

(c) a determination is made that the facts then known to those making the determination would not preclude indemnification under Section 1(b) of this Article VI or the Act.

Section 3. Indemnification of Officers, Agents, and Employees Who are Not Directors.

(a) Unless the articles provide otherwise, an officer is entitled to mandatory indemnification to the same extent as a director under Section l(a) of this Article VI.

(b) Unless otherwise provided in the Articles of Incorporation, the board of directors may indemnify and advance expenses to any officer, employee, fiduciary, or agent of the corporation, who is not a director of the corporation, to any extent consistent with public policy, including to a greater extent than that allowed by law for directors, as determined by the general or specific action of the board of directors.

Section 4. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while serving as a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation, person, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status in any such capacity, whether or not the corporation would have the power to indemnify him against any such liability under the provisions of this Article VI or the laws of the State of Nevada, as the same may hereafter be amended or modified.

ARTICLE VII
CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. Certificates for Shares.

(a) Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of the State of Nevada, the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or, if countersigned by the duly appointed stock transfer agent of the corporation, by facsimile) by the president or a vice-president and by the secretary or an assistant secretary and may be sealed with a corporate seal of a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

(b) Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in relative rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for any existing or future class or series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

(c) Restrictions on Transfer. Any restriction on the transfer or registration of transfer of shares must be noted conspicuously on the front or back of the share certificate.

(d) Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the transfer books of the corporation.

(e) Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

Section 2. Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the transfer books of the corporation. To register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

Section 3. Restrictions on Transfer of Shares.

(a) Restrictions Permitted. The board of directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

(b) Authorized Purposes for Restrictions. A restriction on the transfer or registration of transfer of shares may be authorized:

(1)

to maintain the corporations status when it is dependent on the number or identity of its shareholders;

(2)

to preserve entitlements, benefits, or exemptions under federal, state or local laws;

(3)

to provide continuity in the ownership and management of the corporation; or

(4)

for any other reasonable purpose.

(c) Types of Restrictions Authorized. A restriction on the transfer or registration of transfer of shares may:

(1)

obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

(2)

obligate the corporation or other persons (separately, consecutively, or simultaneously) to acquire the restricted shares;

(3)

require the corporation, any of its shareholders or any one or more persons to approve the transfer or registration of transfer of the restricted shares, if the requirement is not manifestly unreasonable;

(4)

require the shareholder to establish compliance with federal and state laws regarding registration of the offer and sale of securities; or

(5)

prohibit the transfer or the registration of a transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

(d) Disclosure of Restrictions Required. A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section or the Act and its existence is noted conspicuously on the front or back of the share certificate or is contained in the information statement required by Section 2 of this Article VII with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

Section 4. Corporations Acquisition of Shares. (a) Acquisition Authorized. Subject to any the restrictions of the Act, the corporation may acquire its own shares and the shares so acquired constitute authorized but unissued shares.

ARTICLE VIII
FISCAL YEAR

The fiscal year of the corporation shall be the calendar year.

ARTICLE IX
DISTRIBUTIONS

The board of directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner, and upon the terms and conditions provided by law and the corporation’s Articles of Incorporation.

ARTICLE X
AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors, or by the shareholders at any regular or special meeting of the shareholders.

ARTICLE XI
PROCEDURE FOR CONDUCTING MEETINGS

All shareholder and director meetings shall be conducted in accordance with the rules and procedures set forth in the most current edition of Roberts Rules of Order.

The above Bylaws are certified to have been adopted by the Board of Directors of the Corporation on the        day of             , 2006.

Randy K. Johnson Secretary

PROXY
ELECTRIC AQUAGENICS UNLIMITED, INC..
1464 West 40 South, Suite 200
Lindon, Utah 84042

This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gaylord M. Karren with full power of substitution, as proxy to vote at the Special Meeting of Stockholders to be held on Wednesday, March 15, 2006, beginning at 10:00 a.m., (Mountain Standard Time), at the offices of Electric Aquagenics Unlimited, Inc., at 1464 West 40 South, Suite 200, Lindon, Utah 84042, and at all adjournments thereof, all shares of voting stock which the undersigned would be entitled to vote on matters set forth below if personally present:

☒	Please mark your votes as in this sample.

1. Change the domicile of the company from Delaware to Nevada.

FOR

☐

AGAINST

☐

ABSTAIN

☐

2. Change the name of the company to Eau Technologies, Inc.

FOR

☐

AGAINST

☐

ABSTAIN

☐

3. Revise the articles of incorporation and bylaws of the company to provide for a variable number of members of the board of directors as fixed from time to time by the board of directors; to eliminate super-majority voting requirements to change the size of the board of directors or to amend the articles of incorporation or bylaws of the company; and to make other non-substantive changes that are incident to the change of the company’s domicile from Delaware to Nevada.

FOR

☐

AGAINST

☐

ABSTAIN

☐

[SEE REVERSE SIDE]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ABOVE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Dated:__________________________________, 2006

____________________________________________

Signature of Shareholder

____________________________________________

Printed Name of Shareholder

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon and returned promptly.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.  If a corporation, please sign in full corporation name by the President or by an authorized corporate officer.  If a partnership, please sign in partnership name by an authorized person.)

PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY TO THE COMPANY’S TRANSFER AGENT IN THE ENCLOSED ENVELOPE.

_________________________________________________

_________________________________________________

(Please advise the Company of any change of address)